U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2015

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 31, 2015 (the “Grant Date”), the Compensation Committee (the “Committee”) of American Science and Engineering, Inc. (the “Company”) granted equity awards of restricted stock units, under the Company’s 2014 Equity and Incentive Plan (which was previously filed as Appendix A to Schedule 14A on July 29, 2014 and incorporated herein by reference), to certain of the Company’s employees.  Fifty percent (50%) of the equity award granted to each employee will vest over three years on the anniversary of the Grant Date in accordance with the terms of the award agreement attached hereto as Exhibit 10.1.  Fifty percent (50%) of the equity award granted to each employee will vest in calendar year 2018, in accordance with the terms of the award agreement (attached hereto as Exhibit 10.2), based  upon the satisfaction of performance goals approved by the Committee and the meeting of the service requirement.  Achievement of the performance target goal will range from 50% (the “Threshold”) to 150% (the “Maximum”), while 100% achievement will be considered the “Target”.  No pay out will be made below the Threshold and payout will be capped at the Maximum.

The Company’s named executive officers were granted the following equity awards:

			Target
		Time-Based	Performance-Based
		Restricted	Restricted
		Stock	Stock
Name	Title	Units	Units
Charles P. Dougherty	President and CEO	12,678	12,679
Kenneth J. Galaznik	Senior Vice President, CFO and Treasurer	6,883	6,884
Michael N. Tropeano	Senior Vice President, General Manager Detection Products	3,558	3,558

None of the other named executive officers of the Company, for whom disclosure was required in the Company’s Definitive Proxy Statement on Schedule 14A for its 2015 annual meeting of stockholders, were granted an equity award.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the press release attached as an Exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit
Number	Description

10.1	Form of American Science and Engineering, Inc. Time-Based Restricted Stock Unit Agreement.

10.2	Form of American Science and Engineering, Inc. Performance-Based Restricted Stock Unit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2015	AMERICAN SCIENCE AND ENGINEERING, INC.

	By:	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Senior Vice President, CFO and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of American Science and Engineering, Inc. Time-Based Restricted Stock Unit Agreement.

10.2	Form of American Science and Engineering, Inc. Performance-Based Restricted Stock Unit Agreement.